United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2019

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.400% Senior Notes due 2021	FIS21A	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Closing of Euro-Sterling Notes Offering

On May 21, 2019, Fidelity National Information Services, Inc. (“FIS”) completed the issuance and sale of its previously announced offering of Euro- and Pounds sterling-denominated senior notes, consisting of €500 million in aggregate principal amount of Floating Rate Senior Notes due 2021 (the “Floating Rate Notes”), €500 million in aggregate principal amount of 0.125% Senior Notes due 2021 (the “2021 Euro Notes”), €1.25 billion in aggregate principal amount of 0.750% Senior Notes due 2023 (the “2023 Euro Notes”), €1.25 billion in aggregate principal amount of 1.500% Senior Notes due 2027 (the “2027 Euro Notes”), €1 billion in aggregate principal amount of 2.000% Senior Notes due 2030 (the “2030 Euro Notes”), €500 million in aggregate principal amount of 2.950% Senior Notes due 2039 (the “2039 Euro Notes” and collectively with the Floating Rate Notes, the 2021 Euro Notes, the 2023 Euro Notes, the 2027 Euro Notes and the 2030 Euro Notes, the “Euro Notes”), £625 million of 2.602% Senior Notes due 2025 (the “2025 Sterling Notes”), and £625 million of 3.360% Senior Notes due 2031 (the “2031 Sterling Notes” and collectively with the Euro Notes and the 2025 Sterling Notes, the “Euro-Sterling Notes”).

The sale of the Euro-Sterling Notes was made pursuant to the terms of an Underwriting Agreement, dated May 14, 2019, with Barclays Bank PLC, Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc and the other several underwriters named therein, a copy of which was previously filed as Exhibit 1.1 to FIS’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 17, 2019.

The Euro-Sterling Notes were issued pursuant to an Indenture, dated as of April 15, 2013 (the “Base Indenture”), among FIS, certain other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Seventeenth Supplemental Indenture thereto with respect to the 2021 Euro Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee, as supplemented by the Eighteenth Supplemental Indenture thereto with respect to the 2023 Euro Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee, as supplemented by the Nineteenth Supplemental Indenture thereto with respect to the 2027 Euro Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee, as supplemented by the Twentieth Supplemental Indenture thereto with respect to the 2030 Euro Notes (attached hereto as Exhibit 4.4 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee, as supplemented by the Twenty-First Supplemental Indenture thereto with respect to the 2039 Euro Notes (attached hereto as Exhibit 4.5 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee, as supplemented by the Twenty-Second Supplemental Indenture thereto with respect to the Floating Rate Notes (attached hereto as Exhibit 4.6 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee, as supplemented by the Twenty-Third Supplemental Indenture thereto with respect to the 2025 Sterling Notes (attached hereto as Exhibit 4.7 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee, and as supplemented by the Twenty-Fourth Supplemental Indenture thereto with respect to the 2031 Sterling Notes (attached hereto as Exhibit 4.8 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee.

The Euro-Sterling Notes were offered and sold pursuant to the automatically effective Registration Statement on Form S-3ASR (File No. 333-212372) of FIS filed with the Commission on July 1, 2016 (the “FIS S-3”), as supplemented by a preliminary prospectus supplement dated May 14, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) on May 14, 2019, a free writing prospectus dated May 14, 2019 filed with the Commission pursuant to Rule 433 under the Securities Act on May 14, 2019, and a final prospectus supplement dated May 14, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on May 15, 2019.

Closing of USD Notes Offering

Also on May 21, 2019, FIS completed the issuance and sale of its previously announced offering of U.S. dollar-denominated senior notes, consisting of $1 billion in aggregate principal amount of 3.750% Senior Notes due 2029 (the “USD Notes”).

The sale of the USD Notes was made pursuant to the terms of an Underwriting Agreement, dated May 14, 2019, with Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, a copy of which was previously filed as Exhibit 1.2 to FIS’ Current Report on Form 8-K filed with the Commission on May 17, 2019.

The USD Notes were issued pursuant to the Base Indenture, as supplemented by the Twenty-Fifth Supplemental Indenture thereto (attached hereto as Exhibit 4.9 and incorporated herein by reference), dated as of May 21, 2019, between FIS and the Trustee.

The USD Notes were offered and sold pursuant to the FIS S-3, as supplemented by a preliminary prospectus supplement dated May 14, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on May 14, 2019, a free writing prospectus dated May 14, 2019 filed with the Commission pursuant to Rule 433 under the Securities Act on May 14, 2019, and a final prospectus supplement dated May 14, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on May 15, 2019.

Item 8.01. Other Events.

Copies of the opinion letters of Willkie Farr & Gallagher LLP relating to the validity of the Euro-Sterling Notes and the USD Notes are filed as Exhibits 5.1 and 5.2 hereto, respectively, and copies of the opinion letters of Nelson Mullins Riley & Scarborough LLP concerning legal matters related to Georgia law in respect of the Euro-Sterling Notes and the USD Notes are filed as Exhibits 5.3 and 5.4 hereto, respectively.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction between FIS and Worldpay. In connection with the proposed merger, on April 15, 2019, FIS filed with the SEC a registration statement on Form S-4, which includes the joint proxy statement of FIS and Worldpay and a prospectus of FIS, as well as other relevant documents regarding the proposed transaction. A definitive joint proxy statement/prospectus will be sent to FIS shareholders and Worldpay stockholders once the registration statement becomes effective. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement/prospectus, as well as other filings containing information about FIS and Worldpay, may be obtained at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from FIS at www.investor.fisglobal.com or by emailing info.investorrelations@fisglobal.com or from Worldpay at http://investors.worldpay.com/ and http://www.investor.fisglobal.com/investor-overview.

Participants in the Solicitation

FIS and Worldpay and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FIS shareholders and Worldpay stockholders in respect of the transaction described in the joint proxy statement/prospectus. Information regarding FIS’ directors and executive officers is contained in FIS’ Proxy Statement on Schedule 14A, dated April 12, 2019, which is filed with the SEC. Information regarding Worldpay’s directors and executive officers is contained in Worldpay’s Proxy Statement on Schedule 14A, dated April 3, 2019, which is filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Seventeenth Supplemental Indenture, dated as of May 21, 2019

4.2	Eighteenth Supplemental Indenture, dated as of May 21, 2019

4.3	Nineteenth Supplemental Indenture, dated as of May 21, 2019

4.4	Twentieth Supplemental Indenture, dated as of May 21, 2019

4.5	Twenty-First Supplemental Indenture, dated as of May 21, 2019

4.6	Twenty-Second Supplemental Indenture, dated as of May 21, 2019

4.7	Twenty-Third Supplemental Indenture, dated as of May 21, 2019

4.8	Twenty-Fourth Supplemental Indenture, dated as of May 21, 2019

4.9	Twenty-Fifth Supplemental Indenture, dated as of May 21, 2019

4.10	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.11	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.12	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

4.13	Form of Senior Note (included as Exhibit A to Exhibit 4.4 above)

4.14	Form of Senior Note (included as Exhibit A to Exhibit 4.5 above)

4.15	Form of Senior Note (included as Exhibit A to Exhibit 4.6 above)

4.16	Form of Senior Note (included as Exhibit A to Exhibit 4.7 above)

4.17	Form of Senior Note (included as Exhibit A to Exhibit 4.8 above)

4.18	Form of Senior Note (included as Exhibit A to Exhibit 4.9 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated May 21, 2019

5.2	Legal Opinion of Willkie Farr & Gallagher LLP, dated May 21, 2019

5.3	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated May 21, 2019

5.4	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated May 21, 2019

23.1	Consent of Willkie Farr & Gallagher LLP, dated May 21, 2019 (included in Exhibit 5.1 above)

23.2	Consent of Willkie Farr & Gallagher LLP, dated May 21, 2019 (included in Exhibit 5.2 above)

23.3	Consent of Nelson Mullins Riley & Scarborough LLP, dated May 21, 2019 (included in Exhibit 5.3 above)

23.4	Consent of Nelson Mullins Riley & Scarborough LLP, dated May 21, 2019 (included in Exhibit 5.4 above)

EXHIBIT INDEX

Exhibit No.	Description
4.1	Seventeenth Supplemental Indenture, dated as of May 21, 2019

4.2	Eighteenth Supplemental Indenture, dated as of May 21, 2019

4.3	Nineteenth Supplemental Indenture, dated as of May 21, 2019

4.4	Twentieth Supplemental Indenture, dated as of May 21, 2019

4.5	Twenty-First Supplemental Indenture, dated as of May 21, 2019

4.6	Twenty-Second Supplemental Indenture, dated as of May 21, 2019

4.7	Twenty-Third Supplemental Indenture, dated as of May 21, 2019

4.8	Twenty-Fourth Supplemental Indenture, dated as of May 21, 2019

4.9	Twenty-Fifth Supplemental Indenture, dated as of May 21, 2019

4.10	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.11	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.12	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

4.13	Form of Senior Note (included as Exhibit A to Exhibit 4.4 above)

4.14	Form of Senior Note (included as Exhibit A to Exhibit 4.5 above)

4.15	Form of Senior Note (included as Exhibit A to Exhibit 4.6 above)

4.16	Form of Senior Note (included as Exhibit A to Exhibit 4.7 above)

4.17	Form of Senior Note (included as Exhibit A to Exhibit 4.8 above)

4.18	Form of Senior Note (included as Exhibit A to Exhibit 4.9 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated May 21, 2019

5.2	Legal Opinion of Willkie Farr & Gallagher LLP, dated May 21, 2019

5.3	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated May 21, 2019

5.4	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated May 21, 2019

23.1	Consent of Willkie Farr & Gallagher LLP, dated May 21, 2019 (included in Exhibit 5.1 above)

23.2	Consent of Willkie Farr & Gallagher LLP, dated May 21, 2019 (included in Exhibit 5.2 above)

23.3	Consent of Nelson Mullins Riley & Scarborough LLP, dated May 21, 2019 (included in Exhibit 5.3 above)

23.4	Consent of Nelson Mullins Riley & Scarborough LLP, dated May 21, 2019 (included in Exhibit 5.4 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: May 21, 2019

	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Corporate Executive Vice President and Chief Legal Officer